UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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American Spectrum Realty, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 510
Houston, TX 77057

Dear Stockholder:

On behalf of the Board of Directors of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), I cordially invite you to attend the Company's 2010 Annual Meeting of Stockholders, which will be held on Wednesday, May 12, 2010, at 9 a.m., local time, at the office of the Company at 2401 Fountain View, Suite 510, Houston, Texas.

The attached Proxy Statement describes in detail the following matters expected to be acted upon at the Annual Meeting: the election of five nominees for directors of the Company and the ratification of the selection of Hein & Associates, LLP, as the Company's independent auditors.  At the Annual Meeting, we will also report on the Company's progress and respond to any questions that you may have about the Company's business.

We sincerely hope that you will be able to attend and participate in the Company's Annual Meeting of Stockholders. Whether or not you plan to come to the Annual Meeting, however, it is important that your shares be represented and voted at the meeting. You may vote your shares by completing the accompanying proxy card, by a telephone proxy authorization, or by authorizing a proxy electronically via the Internet. Please see the instructions on the accompanying proxy card for details on telephone and electronic proxy voting.

BY RETURNING YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY A TELEPHONE PROXY AUTHORIZATION OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

Sincerely,

/s/ William J. Carden

William J. Carden
Chairman of the Board

Houston, Texas
April 1, 2010

AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 510
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Wednesday, May 12, 2010

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), will be held on Wednesday, May 12, 2010, at 9 a.m., local time, at the office of the Company at 2401 Fountain View, Suite 510, Houston, Texas.

At the Annual Meeting, stockholders will be asked:

1.	To elect five directors to serve until the Company's next Annual Meeting of Stockholders and until their successors are duly elected and qualify.
2.	To ratify the selection of Hein & Associates, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2010.
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof and may properly be voted upon.

The Board of Directors of the Company has fixed the close of business on March 26, 2010, as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders of record as of the Record Date will be admitted to the Annual Meeting upon presentation of identification. Stockholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership.  If you own shares of the Company's Common Stock beneficially, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the Annual Meeting in order to vote.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By Order of the Board of Directors

/s/ G. Anthony Eppolito

G. Anthony Eppolito, Secretary
Houston, Texas
April 1, 2010

AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 510
Houston, Texas 77057

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
May 12, 2010

General

This Proxy Statement is provided to the stockholders of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), in order to solicit proxies, in the form enclosed, for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 12, 2010, at 9 a.m., local time, at the office of the Company at 2401 Fountain View, Suite 510, Houston, Texas, and any adjournments or postponements thereof (the "Annual Meeting"). The Board of Directors (the "Board") knows of no matters to come before the Annual Meeting other than those referred to in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 1, 2010.

Solicitation

This solicitation is made by mail on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

Voting Procedures

Only those holders of Common Stock of record as of the close of business on March 26, 2010 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.  A total of 1,461,397 shares of Common Stock were issued and outstanding as of the Record Date.

The presence of the holders of shares representing a majority of the outstanding shares of Common Stock entitled to vote, whether in person or by proxy, is necessary to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote on a matter on which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the existence of a quorum. Directors are elected by a plurality of the votes cast.  For purposes of the election of directors, abstentions will have no effect on the result of the vote.  The ratification of the selection of Hein & Associates, LLP, as the Company's independent auditors for fiscal year ending December 31, 2010, requires a majority of the votes cast at the Annual Meeting on that matter.  It is expected that brokers will have discretionary power to vote on each of these proposals.

Shares represented by properly executed proxies in the form enclosed that are timely received by BNY Mellon Shareowner Services, as the Tabulator for the Company, and not revoked will be voted as instructed on the proxy. If instructions are not given on a properly executed and returned proxy, the shares represented thereby will be voted (i) FOR the election of each of the six nominees for director, and (ii) FOR the ratification of the selection of Hein & Associates, LLP to serve as independent auditors of the Company.  If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their discretion.  In order to be voted, each proxy must be filed with the Secretary of the Company prior to voting.

Revocability of Proxies

Stockholders may revoke a proxy at any time before the proxy is voted.  This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the Annual Meeting.

Background

Substantially all of the Company's assets are held through an operating partnership (the "Operating Partnership") in which the Company held an interest of 70.75% (consisting of the sole general partner interest and a limited partner interest) as of February 28, 2010.  Holders of limited partnership units in the Operating Partnership ("OP Units") have the proportionate rights to distributions as they would as holders of the Common Stock issuable upon redemption of their OP Units, subject to legal restrictions on distribution.  These holders also have the right to have their OP Units redeemed by the Operating Partnership and to receive, at the Company's option, in exchange for each four OP Units, either one share of Common Stock or cash equal to the fair market value of one share of Common Stock at the date of exchange, but no fractional shares will be issued.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Stockholders will be asked at the Annual Meeting to elect five directors, who will constitute the full Board of Directors. Each elected director will hold office until the next Annual Meeting of Stockholders or until the director's successor is duly elected and qualifies.  If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, solicited proxies will be voted for the election of the person, if any, designated by the Board to replace that nominee.

Stockholders may withhold authority to vote for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AS TO ALL on the proxy card, or (ii) for any one or more individual nominees, by checking the box marked FOR ALL EXCEPT on the proxy card and writing the name of excepted individual nominees in the space provided on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

The following five persons have been selected by the Nominating/Corporate Governance Committee of the Board as nominees for election to the Board of Directors:

Timothy R. Brown	William W. Geary, Jr.
William J. Carden	Presley E. Werlein, III
John N. Galardi

All five nominees are incumbent directors.  The Company has not paid any third parties to assist in the process of identifying or evaluating candidates for the Board, and it has not rejected any candidates put forward by any stockholder or group of stockholders owning more than 5% of the Company’s stock.  The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.  Information concerning the directors is set forth under “Board of Directors and Executive Officers”.

Required Vote

A plurality of the votes cast at the Annual Meeting is required to elect a director.

The Board of Directors recommends a vote FOR each of the named nominees.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning the directors and executive officers of the Company:

NAME	POSITION	AGE	TIME IN OFFICE
William J. Carden	Chairman of the Board & Chief Executive Officer, President	65	Since 2000 Since 2002
G. Anthony Eppolito	Chief Financial Officer, Vice President, Treasurer and Secretary	42	Since 2007 Since 2006
Richard M. Holland	Vice President	56	Since 2006
Timothy R. Brown	Director	63	Since 2000
John N. Galardi	Director	72	Since 2003
William W. Geary, Jr.	Director	67	Since 2000
Presley E. Werlein, III	Director	63	Since 2006

William J. Carden - Mr. Carden is Chairman of the Board, Chief Executive Officer and President.  Mr. Carden has served as Chairman of the Board and Chief Executive Officer since the formation of the Company and as President since 2002.  Mr. Carden served as the Company’s Acting Chief Financial Officer from August 2002 to March 2007.  He received an accounting degree from California State University, in Long Beach, California.  Mr. Carden has been a director of CGS Real Estate Company, Inc. ("CGS") since 1989. Mr. Carden is also a member of the Company’s Investment Committee.  Mr. Carden brings real estate development and management, investment, business development, and executive leadership expertise to the Board.

G. Anthony Eppolito – Mr. Eppolito was appointed Chief Financial Officer in March 2007.  Mr. Eppolito has served as Vice President, Treasurer and Secretary since January 2006 and as Controller since November 2004.  Mr. Eppolito has been with the Company since inception and served as Assistant Controller from March 2002 through October 2004.  Mr. Eppolito holds a Bachelor of Business Administration in Accounting from Texas A&M University in College Station, Texas and is a Certified Public Accountant.

Richard M. Holland – Mr. Holland was appointed Vice President in January 2006.  Mr. Holland has served as Director of Leasing for the Company since October 2002. Mr. Holland’s experience includes in excess of twenty years of leasing experience with a wide variety of tenants and has a broad knowledge of office, industrial and retail properties.  Mr. Holland holds a Bachelor of Business Administration in Marketing from the University of Houston in Clear Lake, Texas and has held a Texas Real Estate Broker’s license since 1981.  Mr. Carden is the uncle of Mr. Holland.

Timothy R. Brown - Mr. Brown is a director of the Company and has been a Senior Partner in the law firm of Thompson  & Knight L.L.P. since 1999.  He received his B.A. from Stanford University and his JD from the University of Texas School of Law.  Mr. Brown is Chairman of the Company’s Compensation and Nominating/Corporate Governance Committees and is a member of the Company’s Investment Committee.  Mr. Brown brings legal and real estate expertise to the Board.

John N. Galardi – Mr. Galardi is a director of the Company.  Mr. Galardi has been the Chairman and Chief Executive Officer of Galardi Group, Inc., a privately-held franchising company encompassing more than 450 restaurants, including the Wienerschnitzel and Tastee Freez chains.  Mr. Galardi has been a director of CGS since 1989.  Mr. Galardi served on the Boards of BCT International, Inc. in Fort Lauderdale, Florida, and Renovar Energy Corporation in Midland, Texas.  He has also served on the Board of Advisors of National Bank of Southern California and Marine National Bank.  Mr. Galardi attended Southwest Baptist University in Missouri.   Mr. Galardi brings investment, business development, real estate development and executive leadership expertise to the Board.

William W. Geary, Jr. - Mr. Geary is a director of the Company and has served as the President of Carlsberg Management Company, a real estate development company, since February 1986.  Mr. Geary received his M.B.A. and B.S. degrees from Northwestern University in Chicago, Illinois.  Mr. Geary holds the designations of Charter Financial Analyst, Certified Property Manager (CPM), Specialist in Real Estate Securities (SRS) and the Certified Commercial-Investment Member (CCIM).  Mr. Geary is Chairman of the Company’s Investment Committee and is a member of the Company’s Audit, Compensation and Nominating/Corporate Governance Committees.  Mr. Geary brings real estate development and management, investment and executive leadership expertise to the Board.

Presley E. Werlein, III – Mr. Werlein is a shareholder in Werlein & Harris, P.C., a certified public accounting firm in Houston, Texas.  He serves as President and Chief Executive Officer of Verde Capital, LLC, which is involved with institutions energy retrofits.  Mr. Werlein is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting from the University of Texas in Austin, Texas.  Mr. Werlein is Chairman of the Company’s Audit Committee and is a member of the Company’s Compensation and Nominating/Corporate Governance Committees.  Mr. Werlein brings accounting, financial services and business development expertise to the Board.

The Company has adopted Standards of Business Conduct, a copy of which is available on the Company’s website: www.americanspectrum.com, which are applicable to its executive officers and directors.

Director Independence

The Board has determined that each person who served as a director during 2009, other than Mr. Carden and Mr. Galardi, was and is “independent” under the standards of the NYSE Amex US (“Exchange”) applicable to the Company.

The Structure of the Board of Directors

The Board is structured to provide for an appropriate balance between the powers of the CEO and the independent directors such that the ability of the independent directors to be informed, to discuss and debate issues they deem important, and to act objectively on an informed basis is not compromised.  In creating the structure of the Board, the Company believes that the objective is to strengthen the independence and role of the Board with appropriate checks and balances on the power, actions and performance of the CEO.  The Company firmly believes that the board structure allows for appropriate oversight by the Board in fulfilling its duties to the Company and to its stockholders.  The Board has not designated a lead director position.

The Board believes that having the same person serve as Chairman of the Board and CEO is in the best interests of its shareholders because it demonstrates for our employees, vendors, tenants, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations.  The Board believes that separating the two positions could cause duplication of efforts or confusion among parties that deal with the Company on a daily basis.  Like the Company, many real estate companies and U.S.-based companies believe that combining the positions of Chairman of the Board and CEO, when coupled with an independent Board, is an efficient and effective method in protecting the interests of stockholders and enhancing stockholder value.

Our Board of Directors is primarily responsible for overseeing the Company’s risk management processes.  This responsibility has been delegated by the Board to the Audit Committee, the Compensation Committee and the Investment Committee, each with respect to the assessment of the Company’s risks and risk management in its respective areas of oversight.  These committees and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board’s appetite for risk.  While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes.  The Company believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that the leadership structure of the Board supports this approach.

Information on Meetings and Committees of the Board of Directors

In 2002, the Board established an Audit Committee and a Compensation Committee and in 2003 established a Nominating/Corporate Governance Committee and an Investment Committee.  During 2009, the Board held four meetings.  During 2009, the Audit Committee held four meetings, the Compensation Committee held three meetings; the Nominating/Corporate Governance Committee held one meeting and the Investment Committee held no meetings.  All directors attended at least 75% of the meetings of the Board and the committees of which they are members.

Audit Committee

The Audit Committee is composed of Mr. Werlein and Mr. Geary.  Each of the members of the Audit Committee is independent within the meaning of the listing standards of the Exchange.  The Board has determined that Mr. Werlein is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission (“SEC”).  In 2009, the Audit Committee held regular and quarterly meetings throughout the year.  The Audit Committee has the authority, among other things, to appoint and dismiss the Company's independent auditors, discuss the scope and results of the audit with the independent auditors, review with management and the independent auditors the Company's interim and year-end operating results, consider the adequacy of the Company's internal accounting controls and audit procedures and review non-audit services to be performed by the independent auditors.   The Audit Committee’s charter was revised during 2009.  A copy of the revised charter of the Audit Committee is attached to this Proxy Statement as Appendix A.

Report of the Audit Committee

The Audit Committee is composed of two directors, acts under the written charter adopted and approved by the Board, and is independent, within the meaning of the listing standards of the Exchange.  A copy of the charter can be found on the Company’s website at www.americanspectrum.com.  The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee assists the Board in its oversight of the Company's financial reporting process and selects the independent auditors. The Committee receives information from, consults with, and provides its views and direction to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the Board.

In this context, the Audit Committee (i) appointed the independent auditors (see Proposal Number Two—Ratification of Selection of Independent Auditors) and (ii) reviewed and discussed with management and Hein & Associates, LLP the Company's audited financial statements for 2009.  The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management.  Further, the Audit Committee has considered whether the independent auditors' provision of certain non-audit services, namely tax return preparation, to the Company is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for 2009.

Respectfully submitted,

AUDIT COMMITTEE
Presley E. Werlein III, Chairman
William W. Geary, Jr.

Nominating Committee

The Nominating/Corporate Governance Committee (the “Nominating Committee”) was established by the Board in 2003 and is composed of Mr. Brown, Mr. Geary and Mr. Werlein, each of whom is independent within the meaning of the listing standards of the Exchange.  The Nominating Committee has a charter, a copy of which can be found on the Company’s website at www.americanspectrum.com.  The Nominating Committee selects or recommends that the Board select all candidates for all directorships and will consider candidates put forward by stockholders, who should follow the procedures set forth below under “Stockholder Proposals for the Company’s 2010 Annual Meeting.”  In identifying candidates for membership on the Board of Directors, the Nominating Committee takes into account all factors it considers appropriate, which may include ensuring that the Board of Directors, as a whole, consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.  The Nominating Committee also may consider the extent to which the candidate would fill a particular need on the Board.

Diversity is an important strategic initiative at the Company and has relevance with respect to the Company’s employees, clients, tenants and shareholders.  Accordingly, the Nominating Committee also recognizes the importance of diversity in identifying its director nominees.  The Nominating Committee does not currently have a policy in place regarding diversity in director nominations, but recognizes that “diversity” has several dimensions and is important for the Board of Directors.

Investment Committee

The Investment Committee was established by the Board in 2003 to consider and authorize purchases and sales of real estate assets and loan refinances.  The Investment Committee is composed of Mr. Brown, Mr. Carden and Mr. Geary.

Compensation Committee

The Compensation Committee was established by the Board in 2002 and is composed of Mr. Brown, Mr. Geary and Mr. Werlein.  No member of the Compensation Committee has served as an officer of the Company or any of its subsidiaries.  The Compensation Committee has the authority to review and approve salary arrangements, including grants of annual incentive awards for the Company's directors, officers and other employees, adopt and amend employment agreements for its officers and other employees, and administer the Company's stock plan.  The Compensation Committee has full authority to determine executive and director compensation.  Management recommendations may be considered by the Compensation Committee.  The Compensation Committee does not generally engage compensation consultants but may do so in the future.  The Compensation Committee has a charter, a copy of which can be found on the Company’s website at www.americanspectrum.com.

Executive Compensation

The following table sets forth the compensation paid by the Company to its three executive officers (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (a)	Total ($)
William J. Carden	2009	557,000	—	10,615	567,615
Chief Executive Officer	2008	557,000	—	12,500	569,500
G. Anthony Eppolito	2009	165,000	—	15,923	180,923
Chief Financial Officer	2008	165,000	—	18,750	183,750
Richard M. Holland	2009	205,000	—	21,230	228,230
Vice President	2008	205,000	—	25,000	230,000

(a)
For 2009, represents the following numbers of restricted shares granted on May 8, 2009:  500 shares to Mr. Carden; 750 shares to Mr. Eppolito; and 1,000 shares to Mr. Holland.   For 2008, represents the following numbers of restricted shares granted on May 13, 2008:  500 shares to Mr. Carden; 750 shares to Mr. Eppolito; and 1,000 shares to Mr. Holland.  The dollar values are based on the fair market value on the date of grant.  The restricted shares are subject to repurchase by the Company upon termination of the individual’s employment for a price of $.04 per share.  The repurchase restriction lapses in three equal installments on the first, second and third anniversary of the grant date.  The recipients of restricted stock paid no consideration to the Company for their shares, have the right to vote their shares, to receive and retain all cash dividends payable to the Company’s stockholders and to exercise all rights, powers and privileges of a stockholder, with the exception that the recipient may not transfer the Common Stock during the restricted period.

Stock Incentive Plan

The Company has in effect Omnibus Stock Incentive Plan (the “Plan”), which was established by the Board in 2001, is administered by the Compensation Committee and provides for the granting of options, stock appreciation rights, restricted stock and performance units and shares, as may be determined by the Board.  Under the Plan, up to a total of 180,000 shares of the Company's Common Stock may be issued to executive officers, directors or other key employees of the Company. Options to acquire Common Stock are expected to be in the form of incentive and non-qualified stock options and are exercisable for up to ten years following the date of the grant. The Board sets the exercise price of each option, but the Plan requires that the exercise price per share equal or exceed the fair market value of the Company's Common Stock on the grant date.

Employment Agreements

The Company’s Named Executive Officers do not have employment contracts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding option award and stock awards as of December 31, 2009 by the Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of securities underlying unexercised options (#)(a)	Option exercise price per share ($)	Option expiration date	Number of shares of stock that have not vested (#)(b)	Market value of shares of stock that have not vested ($)(c)
William J. Carden	3,125	$60.00	10/15/2011	1,000	21,230
G. Anthony Eppolito	—	—	—	1,500	31,845
Richard M. Holland	—	—	—	2,000	42,460

(a) Represents stock options of 3,125 granted to Mr. Carden on October 15, 2001.  The options vested over a three-year period in annual installments with the first 25% vesting on the date of grant.  Accordingly, all options are currently vested.

(b) Represents unvested shares of restricted stock granted in 2007, 2008 and 2009.  For 2007, represents the following numbers of restricted shares granted on May 8, 2007:  500 shares to Mr. Carden; 750 shares to Mr. Eppolito; and 1,000 shares to Mr. Holland.  For 2008, represents the following numbers of restricted shares granted on May 13, 2008:  500 shares to Mr. Carden; 750 shares to Mr. Eppolito; and 1,000 shares to Mr. Holland.  For 2009, represents the following numbers of restricted shares granted on May 8, 2009:  500 shares to Mr. Carden; 750 shares to Mr. Eppolito; and 1,000 shares to Mr. Holland.  The shares vest in three equal installments on the first, second and third anniversaries of the date of grant.  The restricted shares are subject to repurchase by the Company upon termination of the individual’s employment for a price of $.04 per share.

(c) The market value of shares is based on the fair market value on the date of grant.

Compensation of Directors

Each non-employee director receives $12,000 annually for serving on the Board, $1,000 for each meeting attended in person and $500 for each telephonic meeting in which the director participates, including any committee meetings.  A director may elect to receive the fee in cash or in Common Stock valued at its then fair market value.  Each director is also reimbursed for travel expenses for attending meetings.  During 2009, each non-employee director was also granted 500 shares of restricted stock, which vest in three equal installments on the first, second and third anniversary of the grant date.

The following table sets forth information regarding director compensation for the year ended December 31, 2009 (excludes Named Executive Officers).

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($) (a)	Option awards ($) (b)	Total ($)
Timothy R. Brown	24,000	10,615	—	34,615
John N. Galardi	14,000	10,615	—	24,615
William W. Geary, Jr.	25,000	10,615	—	35,615
Presley E. Werlein, III	24,000	10,615	—	34,615

(a) Represents the following number of restricted shares granted on May 8, 2009:  Mr. Brown – 500; Mr. Galardi – 500; Mr Geary - 500 and Mr. Werlein - 500.  The market value of the shares is based on the fair market value on the date of grant.  At December 31, 2009, the aggregate number of restricted stock awards outstanding was:  Mr. Brown – 1,000, Mr. Galardi – 1,000; Mr. Geary – 1,000; and Mr. Werlein – 1,000.

(b) At December 31, 2009, the aggregate number of option awards outstanding was:  Mr. Brown – 8,750; Mr. Galardi – 6,250; Mr. Geary – 8,750; and Mr. Werlein – 2,500.  All of these option awards were vested at December 31, 2009.

SECURITY OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table provides information regarding the beneficial ownership of Common Stock as of February 28, 2010, by (i) each of the Company's directors and nominees, (ii) each of the Company’s executive officers, (iii) all directors, nominees and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.  This table is based on information provided to the Company or filed with the SEC by the Company's directors, nominees, executive officers and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER (1)	NUMBER OF SHARES OF COMMON STOCK (2)	PERCENTAGE OF OUTSTANDING COMMON STOCK (3)

William J. Carden (4)	632,057	40.5%
John N. Galardi (5)	467,194	30.9%
Timothy R. Brown (6)	115,022	8.1%
William W. Geary, Jr. (7)	10,250	*
Presley E. Werlein, III (8)	3,834	*
Richard M. Holland (9)	3,000	*
G. Anthony Eppolito (10)	2,250	*

All Directors, Nominees and Executive Officers as a Group (7 persons) (11)	783,557	49.4%

Evergreen Realty Group, LLC (12)	400,000	22.1%
John V. Winfield (13)	180,975	12.8%
Cynthia L. Galardi (14)	100,608	7.1%

*Less than 1%

(1) Except as specifically noted in the footnotes below, the address of each of the named beneficial owners is c/o American Spectrum Realty, Inc., 2401 Fountain View, Suite 510, Houston, Texas 77057.

(2) For each beneficial owner, includes Common Stock subject to options or conversion rights exercisable, respectively, within 60 days of February 28, 2010.  Includes, as to Mr. Carden and Mr. Galardi, Common Stock issuable upon exchange of Operating Partnership Units.

(3) The percentage ownership is based on 1,409,949 outstanding shares of Common Stock as of February 28, 2010 as well as shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(4) Includes 238,580 shares of Common Stock and 147,082 shares of Common Stock issuable on exchange of Operating Partnership Units owned by Mr. Carden and the persons or entities listed as follows: (i) 71,811 shares of Common Stock and 40,066 shares issuable upon exchange of Operating Partnership Units owned by Mr. Carden's spouse, (ii) 11,382 shares issuable upon exchange of Operating Partnership Units owned by a limited partnership controlled by Mr. Carden, and (iii) 166,769 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies controlled by Mr. Carden.  Certain shares referenced above may be deemed to be beneficially owned by Mr. Carden and may also be deemed to be beneficially owned by Mr. Galardi.  Mr. Carden disclaims beneficial ownership of the shares and Operating Partnership Units held by his spouse.  Includes 93,823 shares owned jointly with Mr. Galardi and Mr. Brown as Tenants in Common.  Includes 3,125 shares of Common Stock which Mr. Carden has the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Also includes 500 shares of restricted stock granted on May 8, 2007, 500 shares of restricted stock granted May 13, 2008 and 500 shares of restricted stock granted on May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(5) Includes 103,584 shares of Common Stock and 1,134 shares issuable upon exchange of Operating Partnership Units owned by Mr. Galardi.  Includes 166,769 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies in which Mr. Galardi owns a significant interest.  Certain shares referenced above may be deemed to be beneficially owned by Mr. Galardi and may also be deemed to be beneficially owned by Mr. Carden. Includes 93,823 shares owned jointly with Mr. Carden and Mr. Brown as Tenants in Common.  Includes 6,250 shares, which Mr. Galardi has the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Also includes 500 shares of restricted stock granted May 8, 2007, 500 shares of restricted stock granted May 13, 2008 and 50 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(6) Includes 1,450 shares of Common Stock held in an IRA and 9,499 shares held in a trust in which Mr. Brown is trustee, each reported as indirectly beneficially owned by Mr. Brown.  Includes 93,823 shares owned jointly with Mr. Carden and Mr. Galardi as Tenants in Common.  Includes 8,750 shares of Common Stock, which Mr. Brown has the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Also includes 500 shares of restricted stock granted May 8, 2007, 500 shares of restricted stock granted May 13, 2008 and 500 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(7) Includes 8,750 shares of Common Stock which Mr. Geary has the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Also includes 500 shares of restricted stock granted May 8, 2007, 500 shares of restricted stock granted May 13, 2008, and 500 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(8) Includes 2,500 shares of Common Stock which Mr. Werlein has the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Also includes 500 shares of restricted stock granted May 8, 2007, 500 shares of restricted stock granted May 13, 2008 and 500 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(9) Represents 1,000 restricted shares granted May 8, 2007, 1,000 restricted shares granted May 13, 2008 and 1,000 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(10) Represents 750 restricted shares granted May 8, 2007, 750 restricted shares granted May 13, 2008 and 750 shares of restricted stock granted May 8, 2009, which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant.

(11) Includes (i) 71,813 shares of Common Stock and 40,066 shares issuable upon exchange of Operating Partnership Units owned by Mr. Carden's spouse, (ii) 11,382 shares issuable upon exchange of Operating Partnership Units owned by a limited partnership controlled by Mr. Carden, (iii) 166,769 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies controlled by Mr. Carden and in which Mr. Galardi owns a significant interest, (iv) 1,134 shares issuable upon exchange of Operating Partnership units owned by Mr. Galardi; (v) 1,450 shares held in an IRA and 9,499 shares held in a trust in which Mr. Brown is trustee, each reported as indirectly beneficially owned by Mr. Brown, (vi) 2,250 shares of restricted stock granted May 8, 2007, 2,250 shares of restricted stock granted May 13, 2008 and 2,250 shares of restricted stock granted May 8, 2009 to certain executive officers and directors which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant, and (vii)  29,375 shares of Common Stock, which certain executive officers and directors have the right to acquire upon the exercise of stock options within sixty days of February 28, 2010.  Mr. Carden disclaims beneficial ownership of the shares and Operating Partnership Units held by his spouse and trusts for his children.

(12) Represents shares issuable on exchange of Operating Partnership Units.  Evergreen Realty Group, LLC’s address is 225 South Lake Avenue, Suite 630, Pasadena, California 91101.

(13) Mr. Winfield’s address is 820 Moraga Drive, Los Angeles, California 90049.

(14) Ms. Galardi’s address is 3511 Race St., Portsmouth, Virginia, 23707.

In December 2007, Messrs. Carden, Galardi and Brown adopted a 10b5-1 trading plan to jointly purchase up to 300,000 shares of ASR common stock, commencing December 26, 2007; to date, they have jointly purchased 93,823 shares of ASR common stock pursuant to this plan.  In May 2009, the trading plan was terminated.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock, to file reports of ownership of, and transactions in, the Company's securities with the SEC, the Exchange and the Company.  Based solely on the review of copies of such filings received by the Company or any written representations from certain reporting persons, the Company believes that its directors, officers and 10% or more stockholders timely filed all reports required of them during 2009 under Section 16(a).

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

In February 2009, William J. Carden exchanged 78,406 OP Units for 19,601 shares of Common Stock.

On December 31, 2008, the Company issued a total of 55,172 shares of Series A Preferred Stock (“Preferred Stock”) to the following individuals: Messrs. Carden, Galardi and Brown.  Each share of Preferred Stock was sold for $29.00 and is entitled to annual dividends, payable quarterly, at an annual rate of 15%, and to a preference on liquidation equal to the following: (a) if on or prior to December 31, 2011, the sum of $29.00 and any accrued and unpaid dividends or (b) if after December 31, 2011, the greater of (x) the sum of $29.00 and any accrued and unpaid dividends or (y) the amount which would be paid on account of each share of common stock upon liquidation if each share of Preferred Stock had hypothetically been converted into one share of common stock.  The Preferred Stock is not required to be redeemed by the Company and the holders will have no right to require redemption. The Preferred Stock is redeemable at the option of the Company at any time after December 31, 2011. The shares were issued in a private transaction exempt from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended.  At December 31, 2009, the Company had accrued and unpaid dividends on the Preferred Stock of $88,324.

In December 2007, Messrs. Carden, Galardi and Brown adopted a 10b5-1 trading plan to jointly purchase up to 300,000 shares of ASR common stock, commencing December 26, 2007; to date, they have jointly purchased 93,823 shares of ASR common stock pursuant to this plan.  In May 2009, the trading plan was terminated.

The Company pays a guarantee fee to Mr. Carden, Mr. Galardi and CGS Real Estate Company, Inc., a company owned indirectly by Messrs. Carden and Galardi (“the Guarantors”), in consideration for their guarantees of certain obligations of the Company.  The Guarantors are paid an annual guarantee fee equal to between .25% and .75% (depending on the nature of the guarantee) of the outstanding balance as of December 31 of the guaranteed obligations (“Guarantee Fee”).  The Guarantee Fee is paid for a maximum of three years on any particular obligation.  The Guarantee fee paid for the years ended December 31, 2009 and 2008 amounted to $67,983 and $96,712, respectively.

During 2009, the Company incurred professional fees of $184,800 to Thompson & Knight LLP, the law firm in which Mr. Brown, a director of the Company, is a partner.

During 2007, the Company entered into a lease agreement with Galardi Group for 15,297 square feet of office space at the Company’s 7700 Irvine Center property.  Mr. Galardi is a principal stockholder, director and officer of Galardi Group.  The lease commenced March 1, 2008 and has a five-year term.  The annual base rent due to the Company pursuant to the lease is $504,081 over the term of the lease.

PROPOSAL NUMBER TWO
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Hein & Associates, LLP has been selected by the Audit Committee as the Company's independent auditors for the year ending December 31, 2010.  Hein & Associates, LLP also served as the Company’s independent auditors for each of the years ended December 31, 2009 and 2008.

Representatives of Hein & Associates, LLP are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they choose to do so.  They will also be available to respond to appropriate questions.  The Audit Committee carefully considered Hein & Associates’ qualifications and its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee also considered whether independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

Stockholders will be asked at the Annual Meeting to ratify the selection of Hein & Associates, LLP.  If the stockholders ratify the selection of Hein & Associates, LLP, the Audit Committee may still, in its discretion, decide to appoint a different independent audit firm, at any time during the year 2010, if it concludes that such a change would be in the best interests of the Company and the stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider the retention of the accounting firm.

The Audit Committee reviewed and pre-approved all audit and permissible non-audit services performed by Hein & Associates, LLP, as well as the fees paid for such services.  Fees paid to Hein & Associates, LLP in 2009 and 2008 were as follows:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$111,725	—	—	—
2008	$130,318	—	—	—

Required Vote

A majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required to ratify the selection of Hein & Associates, LLP, as the Company's independent auditors for the year 2010.

The Board of Directors recommends a vote FOR Proposal Number Two.

ANNUAL REPORT AND
FINANCIAL STATEMENTS OF THE COMPANY

Copies of the Company's Annual Report to Stockholders for 2009 are being mailed to the stockholders with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-K filed with the SEC will be furnished to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company of the cost of preparing and distributing those materials. Written requests should be sent to American Spectrum Realty, Inc., 2401 Fountain View, Suite 510, Houston, Texas, 77057, Attention: Investor Relations.

STOCKHOLDER-DIRECTOR COMMUNICATIONS

Stockholders who desire to communicate with the Board or with specified members of the Board should send any such communications in writing in care of the Secretary of the Company at 2401 Fountain View, Suite 510, Suite 510, Houston, Texas 77057 or by email to aeppolito@americanspectrum.com.  The Secretary will review all such communications and will pass on to the appropriate directors all communications other than those which are merely solicitations for products or services, items of a personal nature not relevant to the stockholders and other matters that are of a type which render them improper or irrelevant to the functioning of the Board and the Company.

The Company strongly encourages each director to attend, and expects that each director will attend, the Annual Meeting of Stockholders.  Mr. Carden, Mr. Brown, Mr. Galardi, Mr. Geary and Mr. Werlein attended the Company’s 2009 Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS
FOR THE COMPANY'S 2010 ANNUAL MEETING

Typically, in order to be considered for inclusion in the Company's proxy materials for an annual meeting, stockholder proposals and nominations that are intended to be presented at that meeting must be received by the Secretary of the Company, in writing, no later than 120 days before the first anniversary from the date that the proxy statement for the prior year's annual meeting was released to the stockholders.  To present a proposal or nomination for inclusion in the proxy materials for the 2010 Annual Meeting, the proposal or nomination must be delivered to the Secretary of the Company at 2401 Fountain View, Suite 510, Houston, Texas 77057, not later than December 1, 2010.  Other stockholder proposals to be brought before the 2011 Annual Meeting will be considered untimely in accordance with the Company's bylaws unless they are delivered to the Secretary of the Company at 2401 Fountain View, Suite 510, Houston, Texas, 77057, between December 1, 2010 and December 31, 2010.

OTHER INFORMATION

Proxy authorizations submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Time on May 11, 2010. To authorize a proxy by the Internet or by telephone, please see the instructions on the proxy card enclosed with these materials. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.

By Order of the Board of Directors

/s/ G. Anthony Eppolito

G. Anthony Eppolito, Secretary
Houston, Texas
April 1, 2010

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of Company’s internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than two members. The members of the Audit Committee shall meet the independence and experience requirements of the NYSE Amex US, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert,” as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive session. The Audit Committee may request any officer or employer of the Company of the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms hereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

Except in circumstances where a comparable body of the Board has been appointed for such purpose, the Audit Committee shall review all transactions between the Company and any person who may be deemed to control the Company.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysis and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.

7.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.	Review and evaluate the lead partner of the independent auditor team.

11.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.
Ensure the rotation of the lead (or coordinating ) auditor partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

16.	Review reports by the internal auditor or audit department to the Committee and discuss with management any issues which raise material concern.

17.
Discuss with the independent auditor and management the internal auditor or audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

18.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

19.
Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company’s Standards of Business Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Standards of Business Conduct.

20.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

22.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

American Spectrum Realty, Inc.

INTERNET
http://www.proxyvoting.com/aqq
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

1. ELECTION OF DIRECTORS

Nominees:	**FOR ALL** the nominees listed to the left (except as marked to the contrary below)	**WITHHOLD AS TO ALL** the nominees listed to the left	*EXCEPTIONS
01 Timothy R. Brown, 02 William J. Carden, 03 John N. Galardi, 04 William W. Geary, Jr., and 05 Presley E. Werlein, III	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

	FOR	AGAINST	ABSTAIN
2. Ratification of appointment of Hein & Associates, LLP as Independent Auditors for fiscal year 2010.	☐	☐	☐

The Proxy holder may vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Mark this box if you plan to attend the meeting. ☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ______________________ Signature ______________________ Date __________

Please sign exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

You can now access your American Spectrum Realty, Inc. account online.

Access your American Spectrum Realty, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for American Spectrum Realty, Inc., now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink℠** for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: **http://www.proxyvoting.com/aqq**

▼ **FOLD AND DETACH HERE** ▼

AMERICAN SPECTRUM REALTY, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on May 12, 2010

The undersigned stockholder of American Spectrum Realty, Inc. ("American Spectrum") hereby appoints William J. Carden and G. Anthony Eppolito, and each of them individually, with full power of substitution in each of them, attorneys and proxies for the undersigned and authorizes them to represent, with all powers possessed by the undersigned as if personally present at the meeting, and vote all of the shares of common stock of American Spectrum which the undersigned may be entitled, in any capacity, to vote at the Annual Meeting of Stockholders to be held at 2401 Fountain View, Suite 510, Houston, TX, on May 12, 2010 at 9:00 a.m., local time, and at any adjournments or postponements of such meeting, on the proposals listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with, and as described in, the Notice and accompanying Proxy Statement. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 1, 2010, and the accompanying Proxy Statement and revokes any proxy previously given with respect to such meeting. **THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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